UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [__]
Filed by a Party other than the Registrant [ X]

Check the appropriate box:

[__] Preliminary Proxy Statement
[__] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[__] Definitive Proxy Statement
[__] Definitive Additional Materials
[ X] Soliciting Material Under ss.240.14a-12

                          RIVIERA HOLDINGS CORPORATION

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                (Name of Registrant as Specified in Its Charter)

   Flag Luxury Riv, LLC; RH1, LLC; Rivacq LLC; Paul Kanavos; Robert Sillerman; Mitchell J. Nelson; Brett Torino; Barry Sternlicht; Matthew Eby; Michael D.
    Rumbolz; Larry duBoef; W. Dan Reichartz; Thalia M. Dondero; Daniel W. Yih

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]  No fee required.

[__]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[__]  Fee paid previously with preliminary materials:

[__] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing party:

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      (4)   Date filed:

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

The following letter was sent by Flag Luxury Riv, LLC, Rivacq LLC and RH1, LLC to Riviera Holdings Corporation on April 26, 2007.

                              FLAG LUXURY RIV, LLC
                         650 Madison Avenue, 15th Floor
                               New York, NY 10022

                                                                  April 26, 2007

Via Facsimile and Hand Delivery

Riviera Holdings Corporation
2901 Las Vegas Boulevard South
Las Vegas, Nevada  89109
Attention: Corporate Secretary
            General Counsel

CC: Gordon & Silver, Ltd.
3960 Howard Hughes Parkway
9th Floor
Las Vegas, Nevada  89169
Attention: Richard Galin

      Re: Stockholders' Notice of Intent to Nominate Persons for Election as Directors of Riviera Holdings Corporation (the "Corporation")


Ladies and Gentlemen:

            Flag Luxury Riv, LLC ("Flag"), Rivacq LLC ("Rivacq") and RH1, LLC ("RH1") hereby submit this notice (this "Notice") to nominate for election as directors of the Corporation the following persons (each, a "Nominee" and collectively, the "Nominees") at the 2007 annual meeting of stockholders of the Corporation (the "Annual Meeting"):

                  Michael D. Rumbolz
                  Larry duBoef
                  W. Dan Reichartz
                  Thalia M. Dondero
                  Daniel W. Yih

      Flag's record address is 650 Madison Avenue, New York, NY 10022. Flag is the beneficial owner of 418,294 shares of common stock, par value $0.001 per share (each, a "Share"), of the Corporation. Flag has been the beneficial owner of 200,000 of such Shares since January 6, 2006, and has been the beneficial owner of 218,294 of such Shares since August 4, 2006.

Attached hereto as Annex A are true and correct copies of stock certificates evidencing Flag's beneficial ownership of such Shares.

      Rivacq's record address is 591 West Putnam Avenue, Greenwich, CT 06830. Rivacq is the record and beneficial owner of 627,442 Shares. Rivacq has been the beneficial owner of 300,000 of such Shares since January 6, 2006, and has been the beneficial owner of 327,442 of such Shares since August 4, 2006. Attached hereto as Annex B are true and correct copies of stock certificates evidencing Rivacq's beneficial ownership of such Shares.

      RH1's record address is c/o Torino Companies, 4445 Wagon Trail Avenue, Las Vegas, NV 89118. RH1 is the beneficial owner of 418,294 Shares. RH1 has been the beneficial owner of 200,000 of such Shares since January 6, 2006 (and became the record owner of such 200,000 Shares on May 16, 2006), and has been the beneficial owner of 218,294 of such Shares since August 4, 2006. Attached hereto as Annex C are true and correct copies of stock certificates evidencing RH1's beneficial ownership of such Shares.

      Each of Flag, Rivacq and RH1 hereby represents that it: (i) is a record and beneficial owner of Shares entitled to vote at the Annual Meeting; (ii) intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Shares required to elect the Nominees and/or otherwise solicit proxies from stockholders of the Corporation in support of its nomination of the Nominees; and (iii) intends to appear in person or by proxy at the Annual Meeting to nominate for election as directors of the Corporation the Nominees.

      If, for any reason, any Nominee is unable to stand for election at the Annual Meeting, Flag, Rivacq and RH1 intend to nominate a person in the place of such Nominee (a "Substitute"). In such event, at the earliest practicable time, Flag, Rivacq and RH1 will give notice to the Corporation of any Substitute.

      Certain information concerning the background, experience and qualifications of the Nominees is set forth in Annex D attached hereto.

      The written consent of each Nominee to be named in the proxy statement as a nominee and to serve as a director of the Corporation if elected is attached hereto as Annex E.

      The Annexes and all attachments thereto are hereby incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and all attachments thereto, should be deemed disclosed for all purposes of this Notice. All upper case terms appearing in the Annexes and all attachments thereto that are not defined in such Annexes and attachments shall have the meanings given in the body of this Notice or the Annexes, as applicable.

      Certain of the information set forth in this Notice has been provided in accordance with the Corporation's Governance Policies (the "Policies"). Neither the delivery of this Notice nor any delivery by Flag, Rivacq or RH1 of additional information to the Corporation from and after the date hereof shall be deemed to constitute an admission by Flag, Rivacq or RH1 or any of their respective affiliates that such delivery is required or as to the legality or enforceability of the Policies or any other matter, or a waiver by Flag, Rivacq or RH1 or any of their respective affiliates of their right to contest or challenge, in any way, the enforceability of the Policies or any other matter.

      If you have any questions or issues with respect to this Notice or the information contained herein, please immediately contact our proxy solicitor at Innisfree M&A Incorporated, Alan Miller, at (212) 750-5833 so that we may provide clarification.

                                 Very truly yours,

                                 FLAG LUXURY RIV, LLC



                                 By: /s/ Paul Kanavos
                                    -----------------------------------------
                                    Name: Paul Kanavos
                                    Title: President

                                 RH1, LLC

                                 By: Metro Investment, LLC
                                        Its sole member

                                       By: FC208, LLC
                                           Member

                                          By: TTERB Living Trust dated
                                              6/20/2000
                                              Its sole member

                                            By: /s/ Brett Torino
                                               ---------------------------------
                                               Brett Torino
                                               Title: Trustee

                                 RIVACQ LLC

                                 By: SOF U.S. Hotel Co-Invest Holdings, L.L.C.


                                       By: SOF-VII  U.S. Hotel Holdings, L.L.C.


                                          By: /s/ Barry S. Sternlicht
                                             -----------------------------------
                                             Name: Barry S. Sternlicht
                                             Title: Chief Executive Officer

                                       By: I-1/I-2 U.S. Holdings, L.L.C.


                                          By: /s/ Barry S. Sternlicht
                                             -----------------------------------
                                             Name: Barry S. Sternlicht
                                             Title: Chief Executive Officer

                                                                         ANNEX D

Certain information about each nominee is set forth in the attachments to this Annex D.

                                                                         ANNEX D

                                                                    Attachment 1

Information about Nominee

(1)   Name: Michael D. Rumbolz

      Age:  53

      Business address: 7350 Dean Martin Dr. Suite 309 Las Vegas, Nevada
                        89139

(2) Qualifications: Mr. Rumbolz is Chairman and Chief Executive Officer of Cash Systems, Inc. ("CSI"), a Nasdaq-listed provider of cash access services to the casino industry, and has held this position since January 2005. Mr. Rumbolz is also owner and Managing Director of Acme Gaming LLC ("Acme"), a consulting company formed in 2000 to provide development, merger, acquisition, strategic planning, legal, compliance and other services to businesses involved in the gaming industry. Throughout his career, Mr. Rumbolz has held various positions with prominent gaming companies, including Vice Chairman of the board of directors of Casino Data Systems Inc. from May 2000 to July 2001; President and Chief Executive Officer of Anchor Gaming from June 1995 to March 2000; and Director of Corporate Development for Circus Circus Enterprises, Inc. (later renamed Mandalay Resort Group) from late 1992 until June 1995. Mr. Rumbolz was a member of the Nevada State Gaming Control Board from 1985 to 1988 and served as Chairman and Executive Director of the Control Board from June 1987 through December 1988. From 1983 to 1985, Mr. Rumbolz served as Chief Deputy Attorney General for Southern Nevada.

(3)   Principal occupation or employment: See (E)(iii) below.

(4) Class and number of shares of the Corporation that are owned beneficially or of record by Mr. Rumbolz or his associates (as defined in Rule 12b-2 of the General Rules and Regulations Under the Securities Exchange Act of 1934, as amended): None.

(5)   Other Information relating to Nominee:

      (i) Mr. Rumbolz has not purchased or sold any securities of the Corporation within the past two years. Mr. Rumbolz does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Rumbolz is not, and within the past year was not, a party to any contract, arrangement or understanding, with any person with respect to any securities of the Corporation, and Mr. Rumbolz has not pledged any shares of the Corporation's stock as collateral for a loan. Mr. Rumbolz has not failed to file on a timely basis any transactions in securities of the Corporation that were required to be reported to the Securities and Exchange Commission on Forms 3, 4 or 5.

      (ii) Mr. Rumbolz has no position or office with the Corporation. Flag, Rivacq and RH1 have agreed to indemnify Mr. Rumbolz against all liabilities, costs and expenses (including reasonable legal fees and expenses) incurred by Mr. Rumbolz in connection with any threatened, pending or completed claim, demand, action, suit or proceeding to which Mr. Rumbolz is a party or threatened to be made a party by reason of Mr. Rumbolz' nomination for election as a director of the Corporation, except for such liabilities, costs and expenses arising from Mr. Rumbolz' fraud, gross negligence or willful misconduct. Neither Mr. Rumbolz nor any of his associates has any arrangements or understandings with any person with respect to any future employment by the Corporation or its affiliates. Mr. Rumbolz has no other arrangements or understandings with any person pursuant to which he was selected to be a nominee. Mr. Rumbolz has, in his capacity as Chief Executive Officer and beneficial owner of 2.4% of CSI's stock, an ongoing subcontract with Ditronics Financial Services to provide cash advance services to the Corporation. The approximate dollar value of the amount involved in this transaction is $170,000 annually. The approximate dollar value of Mr. Rumbolz's interest in the transaction is $4,080 annually. The Corporation indirectly received $204,000 in commissions from CSI in 2006 as a result of this transaction.

      (iii) Since January 1, 2005, Mr. Rumbolz's principal occupation has been as Chairman and Chief Executive Officer of CSI. CSI's principal business is cash access services to the casino industry, and its principal place of business is 7350 Dean Martin Drive, Suite 309, Las Vegas, Nevada 89139. In addition, since April 10, 2000, Mr. Rumbolz has been the owner and Managing Director of Acme. Acme's principal business is providing development, merger, acquisition, strategic planning, legal, compliance and other consulting services to businesses involved in the gaming industry, and its principal place of business is 2300 Green Mountain Court, Las Vegas, NV 89135. Mr. Rumbolz serves as a member of the board of directors of Employers Holdings Inc. ("EIH"), which is listed on the New York Stock Exchange, and is a member of both the Compensation Committee and the Executive Committee of EIH's board of directors. Mr. Rumbolz is also Chairman of the Finance Committee of EIH's board of directors. In addition, Mr. Rumbolz is Chairman of the board of directors of CSI.

      None of the entities referred to under this item (E)(iii) with which Mr. Rumbolz has been involved during the past five years is a parent, subsidiary, or other affiliate of the Corporation.

(6) Independence: If elected to the Corporation's board of directors, Mr. Rumbolz would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

                                                                         ANNEX D
                                                                    Attachment 2

Information about Nominee

(1)   Name: Larry duBoef

      Age:  71

      Business address: 5 Coventry, Newport Beach, California  92660

(2) Qualifications: Mr. duBoef is a past President of the American Cancer Society. From 1964 to 1985 and from 1990 to 1994, Mr. duBoef was President of Western Linen Rental Company ("WLRC"), a leading provider of room, kitchen and dining linens and uniforms to hotels and other businesses in Las Vegas. From 1985 to 1990, Mr. duBoef was President and a key developer of the Unicom radio station group ("Unicom"), which owned and operated several radio stations in the Western United States, including in Las Vegas. Mr. duBoef has served as a consultant for the Taj Mahal Casino in Atlantic City and for Aztar Corp.

(3)   Principal occupation or employment: See (E)(iii) below.

(4) Class and number of shares of the Corporation that are owned beneficially or of record by Mr. duBoef or his associates (as defined in Rule 12b-2 of the General Rules and Regulations Under the Securities Exchange Act of 1934, as amended): None.

(5)   Other Information relating to Nominee:

      (i) Mr. duBoef has not purchased or sold any securities of the Corporation within the past two years. Mr. duBoef does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. duBoef is not, and within the past year was not, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, and Mr. duBoef has not pledged any shares of the Corporation's stock as collateral for a loan. Mr. duBoef has not failed to file on a timely basis any transactions in securities of the Corporation that were required to be reported to the Securities and Exchange Commission on Forms 3, 4 or 5.

      (ii) Mr. duBoef has no position or office with the Corporation. Flag, Rivacq and RH1 have agreed to indemnify Mr. duBoef against all liabilities, costs and expenses (including reasonable legal fees and expenses) incurred by Mr. duBoef in connection with any threatened, pending or completed claim, demand, action, suit or proceeding to which Mr. duBoef is a party or threatened to be made a party by reason of Mr. duBoef's nomination for election as a director of the Corporation, except for such liabilities, costs and expenses arising from Mr. duBoef's fraud, gross negligence or willful misconduct. Mr. duBoef has no other arrangements or understandings with any person pursuant to which he was selected to be a nominee. Neither Mr. duBoef nor any of his associates has any arrangements or understandings with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

      (iii) For the past five years, Mr. duBoef's principal occupation has been the oversight of his personal real estate interests. Mr. duBoef serves as a director for WLRC. WLRC is a privately held company whose principal business is the provision of room, kitchen and dining linens and uniforms to hotels and other businesses in Las Vegas. Mr. duBoef also serves as a director for Unicom. Unicom is a privately held company whose principal business is ownership and operation of radio stations in the Western United States.

      Neither of the entities referred to under this item (E)(iii) with which Mr. duBoef has been involved during the past five years is a parent, subsidiary, or other affiliate of the Corporation.

(6) Independence: If elected to the Corporation's board of directors, Mr. duBoef would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

                                                                         ANNEX D
                                                                    Attachment 3

Information about Nominee

(1)   Name: W. Dan Reichartz

      Age:  60

      Business address: Post Office Box 777027, Henderson, Nevada  89077

(2) Qualifications: Mr. Reichartz is the general partner of DR&DR, Limited Partnership ("DR&DR"), a private firm that provides strategic planning, concept and design development, marketing and management services to the gaming, hotel and resort industry. From 1986 to 1996, Mr. Reichartz was President and Chief Operating Officer of Caesars Palace Hotel and Casino, Las Vegas. From 1984 to 1986, Mr. Reichartz was Vice-President and General Manager of The Waldorf-Astoria Hotel in New York. From 1976 to 1984, Mr. Reichartz occupied various positions, including President and Treasurer, with Virginia Hot Springs, Inc., operator of The Homestead in Hot Springs, Virginia and other resort locations.

(3)   Principal occupation or employment: See (E)(iii) below.

(4) Class and number of shares of the Corporation that are owned beneficially or of record by Mr. Reichartz or his associates (as defined in Rule 12b-2 of the General Rules and Regulations Under the Securities Exchange Act of 1934, as amended): None.

(5)   Other Information relating to Nominee:

      (i) Mr. Reichartz has not purchased or sold any securities of the Corporation within the past two years. Mr. Reichartz does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Reichartz is not, and within the past year was not, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, and Mr. Reichartz has not pledged any shares of the Corporation's stock as collateral for a loan. Mr. Reichartz has not failed to file on a timely basis any transactions in securities of the Corporation that were required to be reported to the Securities and Exchange Commission on Forms 3, 4 or 5.

      (ii) Mr. Reichartz has no position or office with the Corporation. Flag, Rivacq and RH1 have agreed to indemnify Mr. Reichartz against all liabilities, costs and expenses (including reasonable legal fees and expenses) incurred by Mr. Reichartz in connection with any threatened, pending or completed claim, demand, action, suit or proceeding to which Mr. Reichartz is a party or threatened to be made a party by reason of Mr. Reichartz' nomination for election as a director of the Corporation, except for such liabilities, costs and expenses arising from Mr. Reichartz' fraud, gross negligence or willful misconduct. Mr. Reichartz has no other arrangements or understandings with any person pursuant to which he was selected to be a nominee. Neither Mr. Reichartz nor any of his associates has any arrangements or understandings with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party. Notwithstanding the foregoing, Mr. Reichartz' son is employed by Expedia, Inc., a NASDQ-listed provider of on-line reservation services to hotels. Expedia, Inc. may provide such services to the Corporation.

      (iii) Mr. Reichartz' principal occupation is general partner of DR&DR. DR&DR's principal business is the provision of strategic planning, concept and design development, marketing and management services to the gaming, hotel and resort industry, and its principal address is 18 Castle Oaks Court, Las Vegas, Nevada, 89141.

      None of the entities referred to under this item (E)(iii) with which Mr. Reichartz has been involved during the past five years is a parent, subsidiary, or other affiliate of the Corporation.

(6) Independence: If elected to the Corporation's board of directors, Mr. Reichartz would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

                                                                         ANNEX D
                                                                    Attachment 4

Information about Nominee

(1)   Name: Thalia M. Dondero

      Age:  86

      Business address: 2931 Pinehurst Dr., Las Vegas, Nevada 89109

(2) Qualifications: Ms. Dondero has served on the Board of Regents of the Nevada System of Higher Education ("BOR") since 1996, and has served two terms as Chair and one term as Vice Chair of the BOR. Ms. Dondero serves on numerous committees at The University of Nevada, Las Vegas ("UNLV") and is Chair of UNLV's Investment Committee. Prior to her tenure at the BOR, Ms. Dondero served 20 years with the Clark County Commission, including three terms as Chair and one term as Vice Chair. Ms. Dondero also currently serves on the Board of Trustees of Summerlin Hospital and the Resource Advisory Council of the Nevada Bureau of Land Management. Ms. Dondero has also served as Chair of the Clark County Liquor and Gaming Licensing Board.

(3)   Principal occupation or employment: See (E)(iii) below.

(4) Class and number of shares of the Corporation that are owned beneficially or of record by Ms. Dondero or her associates (as defined in Rule 12b-2 of the General Rules and Regulations Under the Securities Exchange Act of 1934, as amended): None.

(5)   Other Information relating to Nominee:

      (i) Ms. Dondero has not purchased or sold any securities of the Corporation within the past two years. Ms. Dondero does not beneficially own any securities of any parent or subsidiary of the Corporation. Ms. Dondero is not, and within the past year was not, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, and Ms. Dondero has not pledged any shares of the Corporation's stock as collateral for a loan. Ms. Dondero has not failed to file on a timely basis any transactions in securities of the Corporation that were required to be reported to the Securities and Exchange Commission on Forms 3, 4 or 5.

      (ii) Ms. Dondero has no position or office with the Corporation. Flag, Rivacq and RH1 have agreed to indemnify Ms. Dondero against all liabilities, costs and expenses (including reasonable legal fees and expenses) incurred by Ms. Dondero in connection with any threatened, pending or completed claim, demand, action, suit or proceeding to which Ms. Dondero is a party or threatened to be made a party by reason of Ms. Dondero's nomination for election as a director of the Corporation, except for such liabilities, costs and expenses arising from Ms. Dondero's fraud, gross negligence or willful misconduct. Ms. Dondero has no other arrangements or understandings with any person pursuant to which he was selected to be a nominee. Neither Ms. Dondero nor any of her associates has any arrangements or understandings with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

      (iii) For the past five years, Ms. Dondero's principal occupation is holding elected office to the BOR. The BOR's principal business is to set policies and approve budgets for Nevada's public system of higher education, and its principal business address is 5550 W. Flamingo Road, Suite C-1, Las Vegas, Nevada 89103.

      The entity referred to under this item (E)(iii) with which Ms. Dondero has been involved during the past five years is not a parent, subsidiary, or other affiliate of the Corporation.

(6) Independence: If elected to the Corporation's board of directors, Ms. Dondero would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

                                                                         ANNEX D
                                                                    Attachment 5

Information about Nominee

(1)   Name: Daniel Yih

      Age:  48 until April 28, 2007, after which 49

      Business address: 700 Ardsley Rd., Winnetka, Illinois  60093

(2) Qualifications: Mr. Yih is a portfolio principal and Chief Operating Officer of GTCR Golder Rauner, LLC ("GTCR"), a private equity firm, and held this position since September 2000. Mr. Yih intends to resign from his position with GTCR at the end of April 2007. From June 1995 until March 2000, Mr. Yih was a general partner of Chilmark Partners, L.P., a private equity firm. Mr. Yih has served on the board of directors of Starwood Hotels & Resorts Worldwide, Inc. ("HOT"), one of the world's leading hotel operators, since August 1995.

(3)   Principal occupation or employment: See (E)(iii) below.

(4) Class and number of shares of the Corporation that are owned beneficially or of record by Nominee or his associates (as defined in Rule 12b-2 of the General Rules and Regulations Under the Securities Exchange Act of 1934, as amended): Mr. Yih is the beneficial owner of 9,400 Shares held in brokerage accounts in his name. Mr. Yih is not the holder of record of any securities of the Corporation that he does not beneficially own. Other than the holdings described in this item (d), neither Mr. Yih nor any of his associates beneficially owns any securities of the Corporation.

(5)   Other Information relating to Nominee:

      (i) On December 28, 2005, Mr. Yih bought 4,400 Shares. On March 22, 2006, Mr. Yih bought 5,000 Shares. Mr. Yih does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Yih is not, and within the past year was not, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, and Mr. Yih has not pledged any shares of the Corporation's stock as collateral for a loan. Mr. Yih has not failed to file on a timely basis any transactions in securities of the Corporation that were required to be reported to the Securities and Exchange Commission on Forms 3, 4 or 5.

      (ii) Mr. Yih has no position or office with the Corporation. Flag Luxury Riv, LLC, Rivacq LLC and RH1, LLC have agreed to indemnify Mr. Yih against all liabilities, costs and expenses (including reasonable legal fees and expenses) incurred by Mr. Yih in connection with any threatened, pending or completed claim, demand, action, suit or proceeding to which Mr. Yih is a party or threatened to be made a party by reason of Mr. Yih's nomination for election as a director of the Corporation, except for such liabilities, costs and expenses arising from Mr. Yih's fraud, gross negligence or willful misconduct.

      Mr. Yih has no other arrangements or understandings with any person pursuant to which he was selected to be a nominee. Neither Mr. Yih nor any of his associates has any arrangements or understandings with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

      (iii) From September 2000 through April 2007, Mr. Yih's principal occupation was Chief Operating Officer of GTCR. GTCR's principal business is private equity investment and the management of its investment holdings. The principal business address of GTCR is 6100 Sears Tower, Chicago, Illinois 60606. Commencing May 1, 2007, Mr. Yih's principal occupation will be as a private investor. Since August, 1995, Mr. Yih has served on the board of directors of HOT, which is listed on the New York Stock Exchange and is one of the world's leading hotel operators. Mr. Yih also serves as a financial expert on the Audit Committee of HOT's board of directors. Mr. Yih currently provides consulting services to Starwood Capital Group (an entity controlled by Barry Sternlict) on a no-fee basis, and Starwood Capital Group has agreed to reimburse Mr. Yih for out-of-pocket expenses incurred by Mr. Yih while providing such services.

      None of the entities referred to under this item (E)(iii) with which Mr. Yih has been involved during the past five years is a parent, subsidiary, or other affiliate of the Corporation.

(6) Independence: If elected to the Corporation's board of directors, Mr. Yih would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY FLAG LUXURY RIV, LLC, RH1, LLC, RIVACQ LLC, PAUL KANAVOS, ROBERT SILLERMAN, MITCHELL J. NELSON, BARRY STERNLICHT, MATTHEW EBY, MICHAEL D. RUMBOLZ, LARRY DUBOEF, W. DAN REICHARTZ, THALIA M. DONDERO AND DANIEL W. YIH (THE "SOLICITING GROUP") FROM THE STOCKHOLDERS OF RIVIERA HOLDINGS CORPORATION FOR USE AT ITS ANNUAL MEETING (A) WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION, AND (B) WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF RIVIERA HOLDINGS CORPORATION AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. THE SOLICITING GROUP WILL MAKE ADDITIONAL COPIES OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS AVAILABLE FOR FREE TO THE STOCKHOLDERS OF RIVIERA HOLDINGS CORPORATION. PLEASE CALL INNISFREE M&A INCORPORATED TOLL FREE AT (888) 750-5834 TO REQUEST A COPY OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS OR DIRECT YOUR REQUEST FOR PROXY STATEMENTS AND OTHER RELATED DOCUMENTS TO INNISFREE M&A INCORPORATED, 501 MADISON AVENUE, 20TH FLOOR, NEW YORK, NY 10022.

PARTICIPANT INFORMATION:

EACH MEMBER OF THE SOLICITING GROUP HAS THE FOLLOWING INTEREST IN THE SOLICITATION OF PROXIES WITH RESPECT TO THE 2007 ANNUAL MEETING OF STOCKHOLDERS OF RIVIERA HOLDINGS CORPORATION: FLAG LUXURY RIV, LLC IS THE DIRECT BENEFICIAL OWNER OF 418,294 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. RH1, LLC IS THE DIRECT BENEFICIAL OWNER OF 418,294 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. RIVACQ LLC IS THE DIRECT BENEFICIAL OWNER OF 627,442 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. PAUL KANAVOS MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF 836,588 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. ROBERT SILLERMAN MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF 836,588 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. MITCHELL J. NELSON MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF 836,588 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. BRETT TORINO MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF 418,294 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. BARRY STERNLICHT MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF 750,642 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. MATTHEW EBY IS NOT DEEMED TO BENEFICIALLY OWN ANY SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK; HOWEVER, HE IS ENGAGED IN THE SOLICITATION OF PROXIES ON BEHALF OF RIVACQ LLC AND BARRY STERNLICHT. MICHAEL D. RUMBOLZ HAS BEEN NOMINATED BY FLAG

LUXURY RIV, LLC, RH1, LLC AND RIVACQ LLC (THE "DIRECT BENEFICIAL OWNERS") TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS. LARRY DUBOEF HAS BEEN NOMINATED BY THE DIRECT BENEFICIAL OWNERS TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS. W. DAN REICHARTZ HAS BEEN NOMINATED BY THE DIRECT BENEFICIAL OWNERS TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS. THALIA M. DONDERO HAS BEEN NOMINATED BY THE DIRECT BENEFICIAL OWNERS TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS. DANIEL W. YIH HAS BEEN NOMINATED BY THE DIRECT BENEFICIAL OWNERS TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS, AND HE MAY BE DEEMED TO BE THE DIRECT BENEFICIAL OWNER OF 9,400 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK.

Media Contact:
Rubenstein Associates, Inc.
Rick Matthews (212) 843-8267 or rmatthews@rubenstein.com
Carolyn Nurnberg (212) 843-9316 or cnurnberg@rubenstein.com

Investor Contact:
Innisfree M&A Incorporated
Attention: Mr. Alan Miller
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders Call Toll-Free at (888) 750-5834
Banks and Brokers Call Collect at (212) 750-5833